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                                                                   EXHIBIT 10.32

                                 PROMISSORY NOTE

                         (Installment Note - Short Form)


         FOR VALUE RECEIVED, the undersigned jointly and severally promise to pay to the order of REGAL OPERATING CORPORATION the sum of SIXTY EIGHT THOUSAND & NO/100 ($68,000.00) Dollars, together with interest thereon at the rate of 10% per annum on any unpaid balance.

         Said sum, inclusive of interest, shall be paid in TWO installments of $22,000.00 each, * with FINAL payment due 30JUN, 2003.

         All payments shall be first applied to accrued interest and the balance to principal. The undersigned reserves the right to prepay this note in whole or in part without penalty.

         This note shall be fully payable upon demand of any holder in the event the undersigned shall default in making any payments due under this note within 10 days of its due date.

         In the event of any default, the undersigned agree to pay all reasonable attorney fees and costs of collection to the extent permitted by law. This note shall take effect as a sealed instrument and be enforced in accordance with the laws of the payee's state.

DATED:   6/30/99                        P & A REMEDIATION, LLC.

                                        By: /s/ RICHARD C. SMITH
                                           -------------------------------------
                                                RC Smith, Mgr.

o    FIRST INSTALLMENT DUE 6/30/01

o    SECOND INSTALLMENT DUE 6/30/02